Exhibit 99.1

Cautionary Note Regarding Forward–Looking Information

This information includes “forward–looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Forward–looking statements include statements concerning Blockbuster Inc.’s (the “Company”) plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends, and other information that is not historical information. When used herein the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward–looking statements. All forward–looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon the Company’s expectations and various assumptions. However, no assurances can be made that these expectations, beliefs and projections will be achieved. Forward–looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward–looking statements. These risks and uncertainties and other important factors include, but are not limited to, those described under the heading “Risk Factors” in the Company’s most recent annual report on Form 10–K under Item 1A of Part 1 and in the Company’s most recent quarterly report on Form 10–Q under Item 1A of Part II, those described in filings made by the Company with the U.S. Bankruptcy Court for the Southern District of New York, the ability of the Company to continue as a going concern, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the chapter 11 cases, the ability of the Company and its subsidiaries to prosecute, develop and consummate one or more plans of reorganization with respect to the chapter 11 cases, the effects of the Company’s Bankruptcy Filing on the Company and the interests of various creditors, equity holders and other constituents, Bankruptcy Court rulings in the chapter 11 cases and the outcome of the cases in general, the length of time the Company will operate under the chapter 11 cases, risks associated with third party motions in the chapter 11 cases, which may interfere with the Company’s ability to develop and consummate one or more plans of reorganization once such plans are developed, the potential adverse effects of the chapter 11 proceedings on the Company’s liquidity or results of operations, the ability to execute the Company’s business and restructuring plan, increased legal costs related to the Bankruptcy Filing and other litigation, the Company’s ability to maintain contracts that are critical to its operation, to obtain and maintain normal terms with customers, movie studios, suppliers and service providers and to retain key executives, managers and employees. There may be other factors that may cause the Company’s actual results to differ materially from the forward–looking statements. All forward–looking statements attributable to the Company or persons acting on its behalf apply only as of the date of this report on Form 8–K, and the date of the exhibit attached hereto, and are expressly qualified in their entirety by the cautionary statements included in this report. The Company undertakes no obligation to update or revise forward–looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

Financial Projections

Included herein is certain material non–public information, including certain projections (the “Projections”). The Projections are subject to numerous assumptions, risks and limitations. The Projections are now dated, do not reflect the Company’s current plan or capital structure under consideration, and are subject to substantial revision. The Projections are not a guaranty of future performance, and actual results may differ from the Projections and such differences may be material. The Company’s internal financial forecasts (upon which the Projections were based in part) are, in general, prepared solely for internal use, including for budgeting and other management decisions, and are susceptible to interpretations and periodic revisions based on actual experience and business developments. The Projections do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the Projections and, accordingly, do not express an opinion or any other form of assurance with respect to such information. The Projections are subjective in many respects and contain numerous estimates and assumptions made by management of the Company with respect to its financial condition, business and industry performance, general economic, market and financial conditions and other matters, all of which are difficult to predict, and many of which are beyond the Company’s control. Accordingly, there can be no assurance that the estimates and assumptions made in preparing the Projections will prove accurate or that the Projections will be realized. Investors are cautioned that the Projections were prepared as of a date prior to the date hereof using information available at that time and that estimates, assumptions and the results set forth in the forecasts and projections would differ, perhaps materially, in certain respects if prepared with more current information. In addition, it is expected that there will be differences between actual and projected results, and the differences may be material. The disclosure made hereby of Projections should not be regarded as an indication that the Company or its affiliates or representatives consider the Projections to be a reliable prediction of future events, and they should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate performance of the Company compared to the Projections, and none of them undertakes any obligation to publicly update this information to reflect circumstances existing after the date when the Projections were made or to reflect the occurrence of future events, even in the event that any or all of the estimates or assumptions underlying the Projections are shown to be in error.

Blockbuster

($ in millions, except subscriber data)

CONSOLIDATED INCOME STATEMENT

	Fiscal Year Ending January 3
	2010	2011	2012	2013	2014
Total Revenue	3,329.0	2,908.9	3,127.1	3,297.3	3,488.4
COGS	1,527.3	1,367.9	1,498.4	1,619.2	1,754.8

Gross Profit	1,801.8	1,541.1	1,628.7	1,678.1	1,733.6
Gross Profit Margin	54.1%	53.0%	52.1%	50.9%	49.7%

SG&A	1,736.1	1,449.9	1,427.3	1,470.7	1,508.8

EBITDA	65.7	91.1	201.5	207.4	224.9
EBITDA Margin	2.0%	3.1%	6.4%	6.3%	6.4%

Depreciation and Amortization	99.7	121.2	106.3	92.4	80.3

EBIT	(34.0)	(30.0)	95.1	115.0	144.6
EBIT Margin	(1.0%)	(1.0%)	3.0%	3.5%	4.1%

Interest Expenses	78.3	44.3	63.1	59.7	57.3
Interest Income	.2	—	—	—	—

Total Restructuring Expense	26.7	5.2	—	—	—
International Fees	8.9	—	—	—	—
Other Income	—	(545.2)	—	—	—

EBT	(148.1)	465.6	32.1	55.3	87.3

Income Taxes	8.8	5.0	4.8	5.0	5.0

Net Income to Common	(157.0)	460.7	27.2	50.3	82.3

Blockbuster

($ in millions, except subscriber data)

US BALANCE SHEET

	Fiscal Year Ending January 3
	2010	2011	2012	2013	2014
Assets
Non-Restricted Cash	83.9	112.4	124.9	122.4	139.8
Restricted Cash	35.3	35.3	35.3	35.3	35.3
Accounts Receivable	38.8	38.9	42.4	45.7	50.2
Rental Library	211.9	182.0	171.3	186.8	209.0
Merchandise Inventory	101.4	90.8	89.8	87.0	84.7
Prepaid Assets	77.0	78.0	84.3	92.1	101.5

Current Assets	548.3	537.3	547.9	569.2	620.6

Property & Equipment, Net	133.9	123.2	97.3	83.1	79.8
Intangible Assets, Net	6.0	3.6	1.2	—	—
Intercompany Rule	857.2	836.8	812.3	787.3	762.3
Investments	15.7	15.7	15.7	15.7	15.7
Deferred Tax Asset	105.5	105.5	105.5	105.5	105.5
Other Assets	33.8	4.2	3.6	3.0	2.4

Total Assets	1,700.3	1,626.3	1,583.4	1,563.7	1,586.3

Liabilities & Shareholders’ Equity
Post Petition Accounts Payable	155.3	118.8	145.9	162.3	183.1
Pre-Petition Accounts Payable	22.2	—	—	—	—
Accrued Expenses	300.9	271.4	276.3	290.8	308.8
Deferred income taxes	105.5	105.5	105.5	105.5	105.5
Income taxes payable	1.2	1.2	1.2	1.2	1.2

Current Liabilities	585.0	496.9	528.9	559.8	598.6

DIP/ Exit Revolver	—	—	—	—	—
Exit Term Loan	—	140.1	120.3	100.5	80.7
Senior Secured Notes	630.0	373.6	320.8	268.0	215.2
Unsecured Notes	300.0	—	—	—	—
Capital Leases	21.7	17.7	11.7	5.7	—

Total Debt	951.7	531.4	452.8	374.2	295.9

Other Non-Current Liabilities	48.2	48.2	48.2	48.2	48.2

Total Liabilities	1,584.9	1,076.5	1,029.9	982.2	942.7

Common Stock	5,436.1	5,436.1	5,436.1	5,436.1	5,436.1
Retained Earnings	(5,320.7)	(4,886.4)	(4,882.6)	(4,854.6)	(4,792.6)

Shareholders’ Equity	115.4	549.7	553.5	581.5	643.5

Total Liabilities & Equity	1,700.3	1,626.3	1,583.4	1,563.7	1,586.3

Blockbuster

($ in millions, except subscriber data)

US CASH FLOW STATEMENT

	Fiscal Year Ending January 3
	2010	2011	2012	2013	2014
Operating Activities
Net Income (Loss)	(157.9)	434.4	3.8	28.0	62.0

Depreciation and Amortization	86.2	103.4	85.6	69.7	55.6
Non-Cash Interest	41.9	—	—	—	—
Non-Cash Compensation	4.8	—	—	—	—

Changes in Working Capital:
Accounts Receivable	14.2	(.1)	(3.5)	(3.3)	(4.5)
Rental Library	34.6	29.9	10.8	(15.5)	(22.2)
Merchandise Inventory	47.9	10.6	1.0	2.8	2.2
Prepaid Assets	23.2	(1.0)	(6.3)	(7.8)	(9.5)
Intercompany	8.0	20.4	24.5	25.0	25.0
Other Assets	(7.1)	(3.0)	—	—	—

Post Petition Accounts Payable	155.3	(36.4)	27.1	16.4	20.8

Pre-Petition Accounts Payable	(187.8)	(22.2)	—	—	—
Accrued Expenses	(47.0)	(29.5)	4.9	14.5	18.0
Other Liabilities	(1.6)	—	—	—	—

Net Cash from Operating Activities	14.6	506.5	147.8	129.8	147.5

Investing Activities
Capital Expenditures	(30.6)	(57.7)	(56.7)	(53.7)	(51.7)
Restricted Cash	22.8	—	—	—	—

Net Cash from Investing Activities	(7.8)	(57.7)	(56.7)	(53.7)	(51.7)

Net Cash Before Financing Activities	6.8	448.8	91.1	76.1	95.8

Financing Activities

Scheduled Debt Payment:
Exit Term Loan	—	140.1	(19.8)	(19.8)	(19.8)
Senior Secured Notes	(45.0)	(256.4)	(52.8)	(52.8)	(52.8)
Unsecured Notes	—	(300.0)	—	—	—
Capital Leases	(4.0)	(4.0)	(6.0)	(6.0)	(5.7)

Total Scheduled Debt Service	(49.0)	(420.3)	(78.6)	(78.6)	(78.3)

Cash Flow Available for Optional Debt Service	(42.2)	28.5	12.5	(2.6)	17.5

Unscheduled Debt Drawdown/(Payment):
DIP/ Exit Revolver	—	—	—	—	—

Total Unscheduled Debt Service	—	—	—	—	—

Cash Flow after Debt Service	(42.2)	28.5	12.5	(2.6)	17.5
Cash at Beginning	126.1	83.9	112.4	124.9	122.4

Cash at End	83.9	112.4	124.9	122.4	139.8